

NWPX INFRASTRUCTURE

2026 Annual Shareholder Meeting

June 10, 2026

www.nwpx.com

MEETING AGENDA



Chairperson's Remarks: Richard Roman

- Preliminary procedural matters
    - Vote count: shareholders use "Vote Here!" button
- Matters for shareholder consideration:
    - Election of two directors, each to serve for a three-year term
    - Advisory vote on executive compensation
    - Ratification of appointment of Baker Tilly
    - To transact such other business
- Adjournment

Business Update: Scott Montross

- Operational & financial highlights

Question & Answer Session

- Use the text box to ask questions
- Questions can be initiated at any time and participants don't have to wait for conclusion of prepared remarks

NWPX INFRASTRUCTURE

BOARD OF DIRECTORS

NOMINEES FOR ELECTION

Scott Montross (CEO)

- Serving since 2013
- President and CEO of the Company; previously EVP of Evraz North America

John Paschal

- Independent; serving since 2019
- Retired President of Temtco Steel (division of Klockner Metals Corporation)

CONTINUING DIRECTORS

Mike Franson (Lead Director)

- Independent; serving since 2016
- Retired Managing Director and Global Head of Technology M&A at KPMG Corporate Finance LLC; co-founder of St. Charles Capital

Amanda Julian, PhD, MA

- Independent; serving since 2020
- Senior partner of NeoPsy Systems

Keith Larson

- Independent; serving since 2007
- Retired VP of Intel Corporation and Sr. Managing Director of Intel Capital

Irma Lockridge

- Independent; serving since 2023
- Chief People Officer at Laborie Medical Technologies

Richard Roman (Chairperson)

- Independent; serving since 2003
- Chairperson of the Board since 2013
- Retired President and CEO of Northwest Pipe; previously President of Columbia Ventures Corporation

EXECUTIVE COMPENSATION

Element	BASE SALARY	ANNUAL CASH INCENTIVE AWARDS	DISCRETIONARY COMPENSATION	EQUITY INCENTIVE AWARDS	PERQUISITES & PERSONAL BENEFITS	RETIREMENT BENEFITS
Purpose	Base level of compensation	Incentive to drive near-term performance	Compensation for project-related productivity	Incentive to drive long-term performance and stock price growth	Enhance productivity and development	Income certainty and security
Target	Fixed $	Variable based on Company performance and fixed benchmarks	Variable	Based both on salary and Company performance	Limited Variable	Employee contribution and Company limited match
Form of Delivery	Cash	Cash	Cash	Performance units and time-based units	Various	Cash

MATTERS FOR SHAREHOLDER CONSIDERATION

Voting Proposals as set forth in the Proxy

1. Elect two directors, each to serve for a three-year term
2. Hold an advisory vote on the Company's executive compensation
3. Ratify the appointment of Baker Tilly as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2026
4. Transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Summary of Voting Results

NWPX INFRASTRUCTURE

BUSINESS UPDATE


KOMATSU
NORTHWEST PIPE



LEGAL STATEMENTS

FORWARD LOOKING STATEMENTS

Statements in this presentation contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on current expectations, estimates, and projections about the Company's business, management's beliefs, and assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements as a result of a variety of important factors. While it is impossible to identify all such factors, those that could cause actual results to differ materially from those estimated by the Company include changes in demand and market prices for its products, product mix, bidding activity and order modifications or cancelations, timing of customer orders and deliveries, production schedules, price and availability of raw materials, excess or shortage of production capacity, international trade policy and regulations, changes in trade policy (in particular with Canada and Mexico) and duties imposed on imports and exports and the related impacts on the Company, economic uncertainty and associated trends in macroeconomic conditions, including potential recession, inflation, and the state of the housing and commercial construction markets, interest rate risk and changes in market interest rates, including the impact on the Company's customers and related demand for its products, the Company's ability to identify and complete internal initiatives and/or acquisitions in order to grow its business, the Company's ability to effectively integrate future acquisitions into its business and operations that produce accretive financial results, effects of security breaches, computer viruses, and cybersecurity incidents, timing and amount of share repurchases, impacts of U.S. tax reform legislation on the Company's results of operations, and the impact on its customers and related demand for its products, adequacy of the Company's insurance coverage, supply chain challenges, labor shortages, impact of geopolitical trends, changes, and events, including the various military conflicts or tensions and the regional and global ramifications of these conditions, operating problems at the Company's manufacturing operations including fires, explosions, inclement weather, and floods and other natural disasters, material weaknesses in the Company's internal control over financial reporting and its ability to remediate such weaknesses, impacts of pandemics, epidemics, or other public health emergencies, and other risks discussed in the Company's Annual Report on Form 10 K for the year ended December 31, 2025 and from time to time in its other Securities and Exchange Commission filings and reports. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release. If the Company does update or correct one or more forward-looking statements, investors and others should not conclude that it will make additional updates or corrections with respect thereto or with respect to other forward-looking statements.

NON-GAAP MEASURES

The Company is presenting backlog including confirmed orders and free cash flow. These non-GAAP financial measures are provided to better enable investors and others to assess the Company's ongoing operating results and compare them with its competitors. These should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

ABOUT NWPX




Founded in
1966

Headquartered in Vancouver, WA

Widely-recognized reputation for quality, service, and manufacturing capabilities

14 locations: strategically placed manufacturing facilities with 13 in the U.S. and one in Mexico

Positioned to meet North America's growing needs for water distribution, management, infrastructure, and sustainability.

Largest, most flexible capabilities in the water transmission market

Supplier of choice for long-distance, raw-water transmission programs

Provide solutions-based products for a wide range of markets under the Northwest Pipe Company, Permalok®, NWPX Geneva, and NWPX Park product lines.



STRATEGIC FOOTPRINT WITH CUSTOMER ACCESS ACROSS THE U.S.



CORPORATE HEADQUARTERS
WATER TRANSMISSION SYSTEMS PLANTS
PRECAST INFRASTRUCTURE AND ENGINEERED SYSTEMS PLANTS

GROWTH STRATEGY

Create transformational growth and profitability to drive shareholder value through organic growth "Product Spread" and acquisitions

PRECAST INFRASTRUCTURE & ENGINEERED SYSTEMS PRODUCT SPREAD STRATEGY:

Produce and ship NWPX Park products out of legacy Northwest Pipe plants.

- Build out utilization at NWPX Park plants in Texas
- Strengthen outside sales team primarily focused on wastewater and water distribution products to push capacity
  - Booked $10.7 million of orders outside of Texas in 2025, up from $9.1 million in 2024[1]
- Now casting and shipping NWPX Park products at our Utah facilities to expand capabilities while maintaining low cost of entry
- Emphasizing cross-training across facilities
- Gaining additional traction on product spread at the NWPX Geneva plants
  - Booked $2.1 million of NWPX Park-related projects in 2025, up from $1.9 million in 2024[1]

ACQUISITION STRATEGY:

Continuing to seek accretive acquisition candidates and/or a single-location facility in the precast-related space.

Evaluating prospective high-quality opportunities with the following key attributes:

- Strong organic growth potential
- Strong margin characteristics
- Solid asset efficiency
- Positive cash flow profile
- Accretive to earnings
- Industry and geographic location aligns with strategic growth plan
- Performance indicators based on revenue and EBITDA thresholds
- Strong brand reputation and relationships in industry
- Experienced management teams

1. *As of December 31, 2025.*

DEMAND DRIVES STRONG PERFORMANCE

Backlog[1] and Order Book[2]
($ Millions)

Maintained **strong WTS backlog** and Precast order book in 2025


$252
$258
$221
$11
$290
$51
$372
$64
$319
$46
$310
$61
$346
$57
2018
2019
2020
2021
2022
2023
2024
2025
WTS Backlog
Precast Order Book

Revenue
($ Millions)

Grew WTS revenues by **over 2x** since 2018 and more than tripled the size of the Company with the addition of Precast


7-year CAGR: ~17%
$172
$279
$286
$44[3]
$242
$333
$74[4]
$260
$458
$150
$308
$444
$148
$296
$493
$155
$338
$526
$175
$351
2018
2019
2020
2021
2022
2023
2024
2025
WTS Revenue
Precast Revenue

Note: Precast refers to Precast Infrastructure and Engineered Systems & WTS refers to Water Transmission Systems.
1. Backlog includes confirmed orders (WTS projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed).
2. Order Book includes unfulfilled orders outstanding at the measurement date for the Precast segment. 2021 is the first period that includes the order book for NWPX Park.
3. Pro forma net sales for Precast would have been approximately $48 million if the acquisition of NWPX Geneva had occurred on January 1, 2020 as opposed to January 31, 2020.
4. Pro forma net sales for Precast would have been approximately $125 million if the acquisition of NWPX Park had occurred on January 1, 2021 as opposed to October 5, 2021.

Q1 2026 HIGHLIGHTS

Backlog including confirmed orders[1] of $430 million for the Water Transmission Systems segment

Strong order book[2] of $55 million for the Precast Infrastructure and Engineered Systems segment

Net Sales by Segment
($ Millions)


WTS Revenue
Precast Revenue
$80.0
$33.2
$89.5
$40.0
$85.9
$44.3
$82.5
$37.1
$78.4
$37.7
$84.6
$48.6
$103.9
$47.2
$84.0
$41.7
$93.5
$44.8
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26

Gross Profit by Segment
($ Millions)


WTS Gross Margin
Precast Gross Margin
18%
18%
22%
19%
24%
19%
21%
18%
19%
16%
21%
18%
21%
21%
22%
21%
21%
19%
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26

1. "Backlog including confirmed orders" defined as Water Transmission Systems projects for which the Company has been notified that it is the successful bidder, but a binding agreement has not been executed.
2. "Order book" defined as unfulfilled orders outstanding at the measurement date for its Precast Infrastructure and Engineered Systems segment.

NWPX INFRASTRUCTURE

STRONG CASH FLOW GENERATION

NWPX has generated consistent annual free cash flow[1] with strengthening cash conversion since 2023.


Projected
2026 FCF:
$50 - $56 M
$35.2
$34.3
$47.1
2023
2024
2025
2026E

FCF Drivers:

- Continued emphasis on expediting WTS segment billings
- Improved cash conversion cycle
- Stronger EBITDA generation from stabilized margins
- Disciplined evaluation of investment capital expenditures

1. Free cash flow represents cash flow from operating activities minus capital expenditures

CAPITAL ALLOCATION STRATEGY

Use of Cash Priorities

ORGANIC GROWTH

- Prioritizing organic growth through Product Spread strategy.
- Reinvesting in Precast locations to increase production capabilities and capacity through expansion and automation.

DEBT REPAYMENT

- Prudent with debt incurred to finance growth; historic targeted leverage ratio below 2x EBITDA.

ACCRETIVE ACQUISITIONS

- Evaluating potential M&A in the precast-related market with the goal of Precast becoming the same size as the WTS business.
- Completed acquisition of Boughton Precast in February 2026; presents attractive long-term growth and expansion opportunities in the Colorado market.

STOCK REPURCHASES

- Repurchased ~33,000 shares for $2.2 million during the first quarter of 2026.
- As of March 31, 2026, $14.2 million of the share repurchase authorization remained available under Rule 10b5-1 trading plan.

NWPX INFRASTRUCTURE

CORPORATE RESPONSIBILITY

HEALTH & SAFETY

- Continued to improve on our industry-leading safety performance from 2024[1] with metrics significantly below the national and comparable industry average[2]
  - 2025 total recordable incident rate: **1.06**
  - 2025 days away rate: **0.41**
- Comprehensive employee health and wellness benefits program
- Striving for continuous improvement with investment in capital projects that implement engineered safety solutions



Note: As of December 31, 2025

1. Includes newly acquired facilities and calculated in accordance with the OSHA's record keeping requirements. Industry averages for total recordable incident rate and days away rate in 2024 were 2.60 and 1.60, respectively.
2. Source: OSHA per 100 full-time workers for SIC code 33121 (iron and steel pipe and tube manufacturing from purchased steel) and NAICS code 327332 (Concrete pipe manufacturing).

STRATEGIC AND OPERATIONAL INITIATIVES

1. Maintain a safe workplace where employees are proud to work
2. Improve performance through a persistent focus on margin over volume
3. Intensify our focus on strategic opportunities to grow the Company through expansion or acquisitions
4. Continue to implement cost reductions and efficiencies at all levels of the Company
5. Return value to our shareholders through opportunistic share repurchases in the absence of M&A opportunities

Q&A

